SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Long-Term Portfolio

Prospectus dated April 30, 2009
Date of Supplement: July 14, 2009

At a shareholder meeting held on July 13, 2009, an amendment to the Portfolio's Principal Investment Strategies was approved. On page 11, the last sentence of the second paragraph under "Principal Investment Strategies" has been deleted and replaced in its entirety by the following text:

"The Fund may invest in securities without limitation as to their maturity or duration, and there is no upper or lower limit on the Fund's average maturity or average duration. The Fund's portfolio manager, in his sole discretion, may seek out attractive investment opportunities across the yield curve based upon his evaluation of then-prevailing and anticipated economic, financial and business conditions."

The Board previously determined that, upon shareholder approval of this prospectus amendment, the name of the Portfolio would be changed to "Calvert Tax-Free Bond Fund". Accordingly, all references to "CTFR Long-Term", "Long-Term Portfolio", "Long-Term" or similar references to the name of the Portfolio are changed to "Calvert Tax-Free Bond Fund".